Exhibit 10.3

Portions of this Exhibit have been omitted pursuant to a request for confidential treatment filed with the Securities and Exchange Commission. The omissions have been indicated by asterisks ("*****"), and the omitted text has been filed separately with the Securities and Exchange Commission.

      FIRST AMENDMENT TO THE CONTENT LICENSE, MARKETING AND SALES AGREEMENT

      This First Amendment (this "First Amendment") effective as of February 2, 2007 ("First Amendment Effective Date"), by and between Playboy.com, Inc. ("Client") and eFashion Solutions, LLC ("EFS"), hereby amends that certain Content License, Marketing and Sales Agreement entered into by the parties and effective as of January 15, 2008 (the "Agreement"). All capitalized terms not otherwise defined herein shall have the meanings ascribed to them in the Agreement. This First Amendment is hereby incorporated into the Agreement by reference.

      WHEREAS, pursuant to Section 14.5 of the Agreement, the parties wish to amend the Agreement as set forth herein.

      NOW, THEREFORE, in consideration of the mutual promises and covenants herein and for other good and valuable consideration, the sufficiency and receipt of which are hereby acknowledged, Client and EFS agree as follows:

1. Operation of the Playboy Commerce Business. The following shall be added as Section 1.1(n) of the Agreement:

      1.1(n) Client-Requested Merchandise & Creative Services. In the event Client requests that EFS assist in the production of certain Merchandise (e.g., customized calendars), EFS will invoice Client, and Client will reimburse EFS, for such creative services *****

2. Merchandise Supplied to Client and Employees. Section 2.12 of the Agreement is hereby revised such that employees of Client and EFS shall be permitted to purchase Merchandise through the Playboy Commerce Business *****.

3. Scene7 Contract. EFS acknowledges that Client is a party to an agreement with Scene7, Inc. ("Scene7"), executed as of June 28, 2006 (the "Scene7 Agreement"), to license, and receive managed services in connection with, Scene7's Image Serving software for Flash-based zoom capabilities for use with Client's commerce websites. *****

4.    Miscellaneous.

      4.1. No Replacement. Except as expressly set forth herein, no provision of this First Amendment shall be interpreted to replace or delete any provision of the Agreement. All provisions of the Agreement, which are not expressly replaced or deleted by this First Amendment, shall remain in full force and effect, and shall, where appropriate, apply to the terms of this First Amendment. For the avoidance of doubt, nothing herein shall affect in any manner any agreement between the parties other than the Agreement.

      4.2. Counterparts. This First Amendment may be executed in any number of counterparts. Any counterpart may be executed by facsimile, unless notarization is required under applicable law. All counterparts shall collectively constitute one and the same agreement.

      4.3. Entire Agreement. The terms and conditions contained in this First Amendment and the Agreement (including the exhibits and/or schedules attached thereto) constitute the entire agreement between the parties relating to the subject matter and shall supersede all previous communications between the parties with respect to the subject matter of this First Amendment.

      IN WITNESS WHEREOF, the parties hereto, intending this First Amendment to be effective as of the First Amendment Effective Date, have caused this First Amendment to be executed by their respective duly authorized officers.

EFASHION SOLUTIONS, LLC                  PLAYBOY.COM, INC.

By:                                      By:
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Name:                                    Name:
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Title:                                   Title:
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Date:                                    Date:
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